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                                                                   EXHIBIT 10(J)

                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 29, 1995, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto (the "Lenders"), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and NATIONSBANK, N.A. (SOUTH), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

          WHEREAS, the Borrower, the Lenders, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 11, 1995 (the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is amended by deleting the table contained in 9.1.(b) and substituting in its place the following:

                 Four-Quarter Period ending       Minimum Fixed Charge
                     during Fiscal Year              Coverage Ratio
            ------------------------------------  --------------------
                        1995                          2.00 to 1.00
                        1996                          1.50 to 1.00
                        1997                          2.00 to 1.00
            1998 and thereafter                       2.50 to 1.00

          Section 2. Representations of Borrower. The Borrower represents and warrants to the Agent and the Lenders that:

          (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.
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          (b) Compliance with Laws, etc. The execution and delivery by the
Borrower of this Amendment and the performance by the Borrower of the Credit Agreement as amended by this Amendment, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

          Section 3. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

          Section 4. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          Section 6. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect.

          Section 7. Effectiveness of Amendment. This Amendment shall not be effective until its execution and delivery by all of the parties hereto whereupon its shall be deemed effective as of the date first written above.

          Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          Section 9. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                           [Signatures on Next Page]

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          IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to Credit Agreement to be executed as of the date first above written.

                                        SCIENTIFIC-ATLANTA, INC.

                                        By: /s/   Harvey A. Wagner
                                           -------------------------------------
                                        Name: Harvey A. Wagner
                                        Title: Senior Vice President, Chief
                                               Financial Officer & Treasurer

                                        NATIONSBANK, N.A. (SOUTH), individually
                                           and as Agent

                                        By: /s/   James S. Scully
                                           -------------------------------------
                                        Name: James S. Scully
                                        Title: Vice President

                                        THE BANK OF NEW YORK, individually
                                           and as Co-Agent

                                        By: /s/   Gregory L. Batson
                                           -------------------------------------
                                        Name: Gregory L. Batson
                                        Title: Vice President

                                        ABN AMRO BANK N.V., acting through its
                                        Atlanta Agency, individually and as
                                        Co-Agent

                                        By: /s/   Larry Kelley
                                           -------------------------------------
                                        Name: Larry Kelley
                                        Title: Group Vice President

                                        By: /s/   Steven Hipsman
                                           -------------------------------------
                                        Name: Steven Hipsman
                                        Title: Vice President

                      [Signatures Continued on Next Page]

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       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                DECEMBER 29, 1995 WITH SCIENTIFIC-ATLANTA, INC.]

                                        AUSTRALIA AND NEW ZEALAND
                                        BANKING GROUP LIMITED

                                        By: /s/   Kyle Loughlin
                                         -------------------------------------
                                        Name: Kyle Loughlin
                                        Title: Vice President

                                        WACHOVIA BANK OF GEORGIA, N.A.

                                        By: /s/   Karen H. MCClain
                                         -------------------------------------
                                        Name: Karen H. McClain
                                        Title: Vice President

                                        TORONTO DOMINION (TEXAS), INC.

                                        By: /s/   Frederic Hawley
                                         -------------------------------------
                                        Name: Frederic Hawley
                                        Title: Vice President

                                        THE BANK OF TOKYO LIMITED,
                                           ATLANTA AGENCY

                                        By: /s/   Gary L. England
                                         -------------------------------------
                                        Name: Gary L. England
                                        Title: Vice President & Manager

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